SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 8, 1999


                               Intelligroup, Inc.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                  0-20943                     11-2880025
--------------------------------------------------------------------------------
      (State or Other       (Commission File Number)        (IRS Employer
       Jurisdiction                                       Identification No.)
     of Incorporation)


499 Thornall Street, Edison, New Jersey                              08837
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)


                                 (732) 590-1600
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 5.  OTHER EVENTS.

            On January 8, 1999, Intelligroup, Inc. (the "Company"), consummated the acquisition (the "Acquisition") of all of the shares of outstanding capital stock of Network Publishing, Inc. ("NPI"), a Utah corporation located in Provo, Utah. As a result of the Acquisition, NPI became a wholly-owned subsidiary of the Company. The principal activities of NPI are web site design and front-end application solutions services.

            The purchase price included an initial cash payment in the aggregate of $1,800,000 together with a cash payment of $200,000 to be held in escrow pursuant to an escrow agreement entered into between the Company and the shareholders of NPI. In addition, the purchase price includes an earn-out payment of up to $2,212,650 in restricted shares of the Company's Common Stock, $0.01 par value per share, (the "Earn-Out Payment"), payable on or before April 15, 2000 and a potential lump sum cash payment of $354,024 (the "Kicker Payment"), payable no later than March 31, 2000. The Company has agreed to use commercially reasonable efforts to register the shares of the Company's Common Stock issued in connection with the Earn-Out Payment pursuant to a registration statement on Form S-3 (or any successor or similar form) on or before April 30, 2000.

            No Earn-Out Payment shall be paid unless NPI's fiscal 1999 revenue and income before provision for income taxes exceeds $2,350,000 and $188,000, respectively. The Kicker Payment shall be paid if, and only if, NPI's fiscal 1999 income before provision for income taxes exceeds $450,000.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Information of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information (unaudited).

Not applicable.

(c) Exhibits.

Exhibit No.                           Description of Exhibit
-----------                           ----------------------

10.1  *        Stock  Purchase   Agreement  dated  December  21,  1998,  between
               Intelligroup, Inc., a New Jersey corporation, the shareholders of Network Publishing, Inc. and Network Publishing, Inc. a Utah corporation.



* The schedules and exhibits to this document are not being filed herewith because the Company believes that the information contained therein should not be considered material to an investment decision in the Company. The Company agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.

                                  SIGNATURES
                                  ----------




            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Intelligroup, Inc.


                                     By: /s/Stephen A. Carns
                                         ---------------------------------------
                                        Stephen A. Carns, President and Chief
                                          Executive Officer (Principal Executive
                                          Officer)


Date:  January 20, 1999